Exhibit 10.6

Certain confidential information contained in this document, marked by brackets, has been omitted because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.
SUPPLEMENTAL AGREEMENT NO. 17
to
Purchase Agreement No. 03735
between
THE BOEING COMPANY
and
AMERICAN AIRLINES, INC.
Relating to Boeing Model 737 MAX Aircraft
This SUPPLEMENTAL AGREEMENT No. 17 (SA-17), entered into as of February 11, 2021 (Effective Date), by and between THE BOEING COMPANY, a Delaware corporation with offices in Seattle, Washington (Boeing) and AMERICAN AIRLINES, INC. a Delaware corporation with offices in Fort Worth, Texas, together with its successors and permitted assigns (Customer);
WHEREAS, Boeing and Customer entered into Purchase Agreement No. 03735 dated February 1, 2013 relating to Boeing Model 737 MAX Aircraft, as amended and supplemented (Purchase Agreement) and capitalized terms used herein without definitions shall have the meanings specified therefore in such Purchase Agreement;
WHEREAS, Customer has [****] to Boeing the [****] by [****], and the [****] for the [****] deliveries in Table 1R9 ([****]);
WHEREAS, Customer has [****] to Boeing the [****] in a [****] to Boeing [****] for [****];
NOW, THEREFORE, the parties agree that the Purchase Agreement is amended as set forth below and otherwise agree as follows:
1.    [****].
Customer and Boeing agree to [****] of [****] from [****] to [****] and [****] pursuant to the terms and conditions in Letter Agreement No. AAL-PA-03735-LA-2002743, entitled “[****]” ([****]).
2.    Table of Contents.
The “Table Of Contents” to the Purchase Agreement referencing SA-16 in the footer is deleted in its entirety and is replaced with the new “Table Of
PA 03735    SA-17, Page 1
BOEING PROPRIETARY
[****]=[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

Contents” (attached hereto) referencing SA-17 in the footer to reflect changes made to the Purchase Agreement by this SA-17. Such new Table of Contents is hereby incorporated into the Purchase Agreement in replacement of its predecessor.
3.    Tables.
3.1    Table 1R9. Table 1R9, entitled “Base Weight 737-8 Aircraft Delivery, Description, Price, and Advance Payments” referencing SA-16 in the footer is deleted in its entirety and replaced with Table 1R10, entitled “737-8 Aircraft Delivery, Description, Price, and Advance Payments” (attached hereto) referencing SA-17 in the footer (Table 1R10). Table 1R10 is hereby incorporated into the Purchase Agreement in replacement of Table 1R9. [****].
3.2    Table 1-3R3. Table 1-3R3 entitled “[****] Aircraft Delivery, Description, Price, and Advance Payments” referencing SA-16 in the footer is deleted in its entirety and replaced with Table 1-3R4, entitled “[****] Aircraft Delivery, Description, Price, and Advance Payments” (attached hereto) referencing SA-17 in the footer (Table 1-3R4). Table 1-3R4 is hereby incorporated into the Purchase Agreement in replacement of Table 1-3R3. [****].
4.    Miscellaneous.
4.1    The Purchase Agreement is amended as set forth above by the revised Table of Contents, Table 1R10, and Table 1-3R4. All other terms and conditions of the Purchase Agreement remain unchanged and are in full force and effect.
4.2    References in the Purchase Agreement and any supplemental agreements and associated letter agreements to “Table 1” or “Table 1R2” or “Table 1R3”, or “Table1R4 and Table 1-2” or “Table 1(R4) and Table 1-2”, “Table 1R5 and Table 1-2”, “Table 1R6, Table 1-2, and Table 1-3”, “Table 1R7, Table 1-2, and Table 1-3R1”,”Table 1R8, Table 1-2, and Table 1-3R2”, “Table 1R9, Table 1-2, and Table 1-3R3” are deemed to refer to “Table 1R10, Table 1-2, and Table 1-3R4”.
References in the Purchase Agreement and any supplemental agreements and associated letter agreements to “Table 1R4” or “Table 1R5” (where no corresponding reference to Table 1-2 is made) are deemed to refer to “Table 1R10 and Table 1-3R4”, (including without limitation, and for the avoidance of doubt, the references to Table 1R4 in Section 3 of Supplemental Agreement No. 9 dated April 6, 2018). However, references to Table 1R5 in Letter Agreement AAL-PA-LA-1106650R4 entitled “[****]” is deemed to only refer to Table 1R10 and the references to Table 1R5 in the Slide Letter Agreement remain references to Table 1R5.
References in the Purchase Agreement and any supplemental agreements and associated letter agreements to “Table 1R6”, “Table 1R7”, “Table 1R8”, or “Table 1R9” (where no corresponding reference to either Table 1-2 or Table 1-3 is made) are deemed to refer to only “Table 1R10”
PA 03735    SA-17, Page 2
BOEING PROPRIETARY
[****]=[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

Additionally, for the avoidance of doubt, references in the Purchase Agreement and any supplemental agreements and associated letter agreements to “Table 1-2” (where no corresponding reference to Table 1R4 or Table 1R5 is made) remain references to “Table 1-2”.
4.3    Upon the execution of this SA-17, Boeing will, pursuant to Section 6.1 of the [****] Agreement, [****] to Customer the [****] for the [****] in the [****] of [****] ($[****]) as shown in the table below.

[****]
[****]	[****]
[****]	[****]
[****]	[****]

[****]
[****]	[****]
[****]	[****]
[****]	[****]

Intentionally Left Blank
PA 03735    SA-17, Page 3
BOEING PROPRIETARY
[****]=[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

AGREED AND ACCEPTED this
February 11, 2021
Date

THE BOEING COMPANY	AMERICAN AIRLINES, INC.
/s/ The Boeing Company	/s/ American Airlines, Inc.
Signature	Signature
The Boeing Company	American Airlines, Inc.
Printed name	Printed name
Attorney-in-Fact	VP Treasurer
Title	Title
PA 03735
SA-17
BOEING PROPRIETARY

TABLE OF CONTENTS
    SA
ARTICLES     NUMBER
Article 1.        Quantity, Model and Description
Article 2.        Delivery Schedule
Article 3.        Price
Article 4.        Payment
Article 5.        Additional Terms
Article 6.        Confidentiality
TABLE
1R10            Aircraft Information Table                    17
1-2            Revised Delivery Aircraft Information Table             9
1-3R4            [****] Aircraft Delivery, Description, Price, and Advance
            Payments                                17
EXHIBITS
AR1             Aircraft Configuration
A2             Revised Delivery Aircraft Configuration                 6
B.            Aircraft Delivery Requirements and Responsibilities          9
C.            Definitions
SUPPLEMENTAL EXHIBITS
AE1.            [****]
BFE1.            BFE Variables
CS1R1.        Customer Support Variables                     4
EE1.            [****]
SLP1.            [****]
LETTER AGREEMENTS
LA-1106648R1    Special Matters                             6
LA-1106649        [****]
LA-1106650R4    [****]                                    11
LA-1106651R2    [****]                                    11
LA-1106652        Aircraft Model Substitution
LA-1106654        AGTA Terms Revisions for MAX
~~LA-1106655        Open Matters ‒ 737 MAX~~ Withdrawn                 6
LA-1106656R1    [****]                                     1
LA-1106657R1    [****]                                     2
LA-1106663 R1    [****]                                     2
LA-1106664 R1    [****]                                     2
LA-1106658        [****]
LA-1106659R2    [****]                                     10
LA-1106660        Spare Parts Initial Provisioning

PA-03735    TABLE OF CONTENTS Page 1 of 2     SA-17
BOEING PROPRIETARY
[****]=[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

TABLE OF CONTENTS, continued
    SA
LETTER AGREEMENTS, continued     NUMBER
LA-1106661R2    [****]                                     2
LA-1106667        [****]
LA-1106668R1    [****]                                     8
LA-1106669        [****]
LA-1106670        Confidentiality
LA-1106671R1    Miscellaneous Commitments                     1
LA-1106672        Extended Warranty Option
LA-1106673R1*    [****]                                     4
LA-1106677        Optional Features Comfort Letter
LA-1600073        [****]                                     4
LA-1600852        [****]                                     5
LA-1603773        [****]                                     5
LA-1605402        [****]                                     6
LA-1700919        [****]                                     7
LA-1801206        [****]                                     9
LA-2002704        [****]                                    11
LA-2002743        [****]                                    11
LA-2003342        [****]                                    11
LA-2003486        [****]                                    14
* - This is an intended gap as there are no Letter Agreements LA-1106674 through LA-1106676 incorporated by the Purchase Agreement.
PA 0373    TABLE OF CONTENTS, Page 2 of 2    SA-17
BOEING PROPRIETARY
[****]=[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

Table 1R10 To
Purchase Agreement No. PA-03735
737-8 Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTOW:	737-8	[****] pounds	Detail Specification:	[****] 2
Engine Model/Thrust:	CFMLEAP-1B25	[****] pounds	Airframe Price Base Year/Escalation Formula:	[****] [****]
Airframe Price:		$[****]	Engine Price Base Year/Escalation Formula:
Optional Features:		$[****]
Sub-Total of Airframe and Features:		$[****]	Airframe Escalation Data:
Engine Price (Per Aircraft):		$[****]	Base Year Index (ECI):	[****]
Aircraft Basic Price (Excluding BFE/SPE):		$[****]	Base Year Index (CPI):	[****]
Buyer Furnished Equipment (BFE) Estimate:		$[****]
Seller Purchased Equipment (SPE) Estimate:		$[****]
LIFT Seats Provided by Boeing (Estimate):		$[****]
Deposit per Aircraft:		$[****]

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Manufacturer Serial Number	Nominal Delivery Month	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
						At Signing [****]	[****] [****]	[****] [****]	Total [****]
[****]-2017	1	[****]	44459	N/A	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2017	1	[****]	44463	N/A	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2017	1	[****]	44465	N/A	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2017	1	[****]	44446	N/A	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2018	1	[****]	44447	N/A	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2018	1	[****]	44451	N/A	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2018	1	[****]	44448	N/A	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2018	1	[****]	44449	N/A	$[****]	$[****]	$[****]	$[****]	$[****]
    SA-17
AAL-PA-03735 108567-1F.txt    Page 1
Boeing Proprietary
[****]=[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

Table 1R10 To
Purchase Agreement No. PA-03735
737-8 Aircraft Delivery, Description, Price and Advance Payments

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Manufacturer Serial Number	Nominal Delivery Month	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
						At Signing [****]	[****] [****]	[****] [****]	Total [****]
[****]-2018	1	[****]	44455	N/A	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2018	1	[****]	44450	N/A	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2018	1	[****]	44452	N/A	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2018	1	[****]	44453	N/A	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2018	1	[****]	44454	N/A	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2018	1	[****]	44456	N/A	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2018	1	[****]	44457	N/A	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2018	1	[****]	44458	N/A	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2018	1	[****]	44460	N/A	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2018	1	[****]	44461	N/A	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2018	1	[****]	44462	N/A	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2018	1	[****]	44464	N/A	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2019	1	[****]	44466	N/A	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2019	1	[****]	44467	N/A	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2019	1	[****]	44468	N/A	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2019	1	[****]	44469	N/A	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2019	1	[****]	44471	N/A	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2019	1	[****]	44470	N/A	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2019	1	[****]	44472	N/A	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2019	1	[****]	44473	N/A	$[****]	$[****]	$[****]	$[****]	$[****]
    SA-17
AAL-PA-03735 108567-1F.txt    Page 2
Boeing Proprietary
[****]=[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

Table 1R10 To
Purchase Agreement No. PA-03735
737-8 Aircraft Delivery, Description, Price and Advance Payments

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Manufacturer Serial Number	Nominal Delivery Month	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
						At Signing [****]	[****] [****]	[****] [****]	Total [****]
[****]-2019	1	[****]	44474	N/A	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2019	1	[****]	44476	N/A	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2019	1	[****]	44475	N/A	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2019	1	[****]	44477	N/A	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2019	1	[****]	44479	N/A	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2019	1	[****]	44478	N/A	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2019	1	[****]	44481	N/A	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2019	1	[****]	44480	N/A	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2019	1	[****]	44482	N/A	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2019	1	[****]	44483	N/A	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2019	1	[****]	44484	N/A	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2019	1	[****]	44485	N/A	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2020	1	[****]		N/A	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2020	1	[****]		N/A	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2020	1	[****]		N/A	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2021	1	[****]		N/A	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2021	1	[****]		N/A	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2021	1	[****]		N/A	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2021	1	[****]		N/A	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2021	1	[****]		N/A	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2021	1	[****]		N/A	$[****]	$[****]	$[****]	$[****]	$[****]
    SA-17
AAL-PA-03735 108567-1F.txt    Page 3
Boeing Proprietary
[****]=[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

Table 1R10 To
Purchase Agreement No. PA-03735
737-8 Aircraft Delivery, Description, Price and Advance Payments

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Manufacturer Serial Number	Nominal Delivery Month	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
						At Signing [****]	[****] [****]	[****] [****]	Total [****]
[****]-2021	1	[****]		N/A	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2021	1	[****]		N/A	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2021	1	[****]		N/A	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2021	1	[****]		N/A	$[****]	$[****]	$[****]	$[****]	$[****]
Total         53
    SA-17
AAL-PA-03735 108567-1F.txt    Page 4
Boeing Proprietary
[****]=[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]

Table 1-3R4 To
Purchase Agreement No. PA-03735
[****] Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTOW:	737-8	[****] pounds	Detail Specification:	[****] 2
Engine Model/Thrust:	CFMLEAP-1B25	[****] pounds	Airframe Price Base Year/Escalation Formula:	[****] [****]
Airframe Price:		$[****]	Engine Price Base Year/Escalation Formula:
Optional Features:		$[****]
Sub-Total of Airframe and Features:		$[****]	Airframe Escalation Data:
Engine Price (Per Aircraft):		$[****]	Base Year Index (ECI):	[****]
Aircraft Basic Price (Excluding BFE/SPE):		$[****]	Base Year Index (CPI):	[****]
Buyer Furnished Equipment (BFE) Estimate:		$[****]
Seller Purchased Equipment (SPE) Estimate:		$[****]
LIFT Seats Provided by Boeing (Estimate):		$[****]
Deposit per Aircraft:		$[****]

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Manufacturer Serial Number	Nominal Delivery Month	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
						At Signing [****]	[****] [****]	[****] [****]	Total [****]
[****]-2023	1	[****]		N/A	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2023	1	[****]		N/A	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2023	1	[****]		N/A	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2023	1	[****]		N/A	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2023	1	[****]		N/A	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2023	1	[****]		N/A	$[****]	$[****]	$[****]	$[****]	$[****]
[****]-2023	1	[****]		N/A	$[****]	$[****]	$[****]	$[****]	$[****]
Total         7
         SA-17
AAL-PA-03735 108567-1F.txt    Page 1
Boeing Proprietary
[****]=[CONFIDENTIAL PORTION HAS BEEN OMITTED BECAUSE IT (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED]